Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
INCOME TAXES
14 – INCOME TAXES

The Company’s subsidiary, HRAA, elected to convert from a Subchapter S corporation for Federal income tax purposes to a C corporation effective October 21, 2011. Accordingly, HRAA’s income or losses are passed through to the stockholders of HRAA for the period January 1 to October 21, 2011. The Company will absorb the tax effects of any income or losses subsequent to the date of conversion to a C corporation and in future years.

The Company has incurred aggregate cumulative net operating losses of approximately $4,209,000 for C corporation income tax purposes through December 31, 2013. The net operating loss carries forward for income taxes, purposes and may be available to reduce future years’ taxable income. These carry forwards will expire, if not utilized, starting in 2031 through 2033. Management believes that the realization of the benefits from these losses appears not more likely than not due to the Company’s limited operating history and continuing losses for income tax purposes. Accordingly, the Company has provided a 100% valuation allowance on the deferred tax asset to reduce the asset to zero. Management will review this valuation allowance periodically and make adjustments as warranted.

The Company’s income tax expense (benefit) differs from the “expected” tax expense for Federal income tax purposes computed by applying a Federal corporate tax rate of 34% to loss before income taxes as follows:

	Year ended	Year ended
	December 31, 2013	December 31, 2012

U.S. Federal "expected" income tax	$(1,860,902)	$(495,540)
State income tax	(198,679)	(52,906)
Non-deductible beneficial conversion interest	-	102,000
Stock compensation	252,366	24,769
Change in fair value of warrant liability	(124,187)	-
Loss on extinguishment of debt	49,852	-
Other	23,585	-
Change in valuation allowance	1,857,964	421,677
Total provision for income taxes	$-	$-

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2013 and 2012 are as follows:

	2013	2012
Deferred tax assets:
Net operating loss carry forward	$1,593,719	$586,600
Stock options	5,578	-
Accrued salary and other	-	35,821
Accrual to cash timing difference	859,735	-
Total gross deferred tax assets	2,459,032	622,421
Deferred tax liabilities:
Depreciation	(9,890)	(31,244)
Total gross deferred tax liabilities	(9,890)	(31,244)
Less valuation allowance	(2,449,142)	(591,177)
Net deferred tax assets	$-	$-

A deferred tax asset of approximately $169,500 results from the C corporation taxable losses totaling $434,509 from the period October 22, 2011 through December 31, 2011. The valuation allowance at December 31, 2012 was $591,177. The increase during 2013 was $1,857,964.

The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for unrecognized tax benefits. As of December 31, 2013, tax years 2013, 2012 and 2011 remain open for Internal Revenue Service audit. The Company has received no notice of audit from the Internal Revenue Service for any of the open tax years.

The Company follows the provisions of ASC 740-10, Accounting for Uncertain Income Tax Positions. When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above should be reflected as a liability for unrecognized tax benefits in the accompanying consolidated balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination.